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                                                                    EXHIBIT 99.1

                                                       Contacts:  Robert Stewart
                                                              Investor Relations
                                                             Tel. (949) 480-8300
                                                             Fax. (949) 480-8301

FOR RELEASE
February 10, 2005


               ACACIA TECHNOLOGIES GROUP TO RECEIVE $19.6 MILLION
                 FROM ACACIA RESEARCH REGISTERED DIRECT OFFERING


         Newport Beach, Calif. - (BUSINESS WIRE) -February 10, 2005 - Acacia Research Corporation (Nasdaq: ACTG:CBMX) announced today that it has obtained commitments to purchase $19.6 million of its Acacia Research-Acacia Technologies common stock in a registered direct offering. Under the terms of the transaction, Acacia will sell 3.5 million shares of its Acacia Research-Acacia Technologies common stock at $5.60 per share to a select group of institutional investors including investor funds and accounts affiliated with Apex Capital, LLC. The closing of the offering is expected to take place on February 10, 2005, subject to the satisfaction of customary closing conditions. All of the shares of Acacia Research-Acacia Technologies common stock are being offered by Acacia pursuant to an effective registration statement previously filed with the Securities and Exchange Commission.

         This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The shares of common stock may only be offered by means of a prospectus. Copies of the prospectus supplement and accompanying base prospectus are on file with the Securities & Exchange Commission.

ABOUT ACACIA RESEARCH CORPORATION

Acacia Research Corporation comprises two operating groups, Acacia Technologies group and CombiMatrix group.

The Acacia Technologies group develops, acquires, and licenses patented technologies. Acacia controls 29 patent portfolios, which include 126 U.S. patents, and certain foreign counterparts, covering technologies used in a wide variety of industries including audio/video-on-demand, digital ad insertion, interactive television, broadcast equipment, data transmission, cache coherency, data file synchronization, data matrix bar codes, dynamic manufacturing models, product activation, encryption, image resolution and enhancement, dynamic manufacturing models, scheduling software, interstitial Internet advertising, interactive simulation systems, peer to peer network communications, spreadsheet programs, endoscopic cameras, video noise reduction, and audio/video synchronization.

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The CombiMatrix group is developing a platform technology to rapidly produce customizable active biochips, which are semiconductor-based tools for use in identifying and determining the roles of genes, gene mutations and proteins. CombiMatrix's technology has a wide range of applications including DNA synthesis/diagnostics, drug discovery, and immunochemical detection. CombiMatrix's Express Track(sm) drug discovery program is a systems biology approach, using its technology, to target common viral diseases with siRNA compounds.

Acacia Research-Acacia Technologies (Nasdaq: ACTG) and Acacia
Research-CombiMatrix (Nasdaq: CBMX) are both classes of common stock issued by Acacia Research Corporation and are intended to reflect the performance of the respective operating groups and are not issued by the operating groups.

INFORMATION ABOUT THE ACACIA TECHNOLOGIES GROUP AND THE COMBIMATRIX GROUP IS AVAILABLE AT www.acaciaresearch.com.
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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED UPON OUR CURRENT EXPECTATIONS AND SPEAK ONLY AS OF THE DATE HEREOF. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS AND UNCERTAINTIES, INCLUDING THE RECENT ECONOMIC SLOWDOWN AFFECTING TECHNOLOGY COMPANIES, OUR ABILITY TO SUCCESSFULLY DEVELOP PRODUCTS, RAPID TECHNOLOGICAL CHANGE IN OUR MARKETS, CHANGES IN DEMAND FOR OUR FUTURE PRODUCTS, LEGISLATIVE, REGULATORY AND COMPETITIVE DEVELOPMENTS AND GENERAL ECONOMIC CONDITIONS. OUR ANNUAL REPORT ON FORM 10-K, RECENT AND FORTHCOMING QUARTERLY REPORTS ON FORM 10-Q, RECENT CURRENT REPORTS ON FORMS 8-K AND 8-K/A, AND OTHER SEC FILINGS DISCUSS SOME OF THE IMPORTANT RISK FACTORS THAT MAY AFFECT OUR BUSINESS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION. WE UNDERTAKE NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS FOR ANY REASON.